SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Financial
                                 Industries Fund

                                 APRIL 30, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                      -------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                  President and
                             Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                      -------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              BY JAMES K. SCHMIDT, CFA, MANAGEMENT TEAM LEADER AND
                       THOMAS FINUCANE AND THOMAS GOGGINS,
                               PORTFOLIO MANAGERS

                                  John Hancock
                            Financial Industries Fund

             Financial stocks percolate in a consolidation whirlwind
--------------------------------------------------------------------------------

After some Asia-related weakness in late 1997, U.S. financial markets continued their exuberant ascent in 1998, fueled by the powerful combination of strong economic growth and low inflation. For the six months ended April 30, 1998, the Standard and Poor's 500 Stock Index, a commonly used gauge of the broader stock market, returned 22.49%, including reinvested dividends. As they have for the last several years, large-company stocks led the market's charge.

      Banks and other financial stocks also performed well. Mirroring the broad market, the large superregional and money center banks outperformed their smaller counterparts. For the six months ended April 30, 1998, the Fund's Class A and Class B shares posted total returns of 21.21% and 20.78%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages seven and eight.

      The Fund's results land just short of the average financial services fund's return of 22.51%, according to Lipper Analytical Services, Inc.(1) We attribute this slight lag to our smaller-sized holdings, as well as to higher-than-average levels of cash periodically, as new assets continued to come into the Fund.

"...in the first four months of 1998, the Fund's merger tally stood at four."

[A 2 1/4" x 3 3/4" photo at bottom of page of Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggons and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet.]

================================================================================

                 John Hancock Funds - Financial Industries Fund

"...earnings for financial companies in 1998 have continued to exceed expectations..."

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) American Express 2.2%; 2.) Fannie Mae 2.1%; 3.) Morgan Stanley, Dean Witter, Discover 2.0%; 4.) Travelers Group 1.9% and 5.) Chase Manhattan Corp. 1.8%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

Performance review

The single most important factor contributing to the financial sector's success is the ideal macroeconomic environment we are enjoying. A string of mergers and healthy earnings reports also helped our cause. But these two positives were made even more robust by the moderate, sustainable growth, low inflation and stable interest rates this country has experienced over the last few years. As long as these economic conditions exist, we believe the financial sector will deliver the bottom-line results and the consolidation wave will roll on.

Consolidation across financial industries

The most important development this year in the financial services arena was the announcement on April 6 that Travelers and Citicorp would merge to form Citigroup. This transaction will create the world's largest financial services company and has enormous implications for the future structure of the industry. Our feeling is that mergers beget mergers and that Citigroup sets a new standard for scale and breadth of product offerings that will encourage formation of other giant financial enterprises on a worldwide basis. We believe this is a low-risk merger that produces clear cost-cutting opportunities and the possibility of benefits through myriad forms of cross-selling. While management has emphasized the latter benefit, as a Travelers shareholder we place more value on tangible identified expense savings than we do on short-lived revenue enhancements. We believe this transaction should continue to bode well for Travelers stock.

      The greatest significance of this merger lies in the impact it may have on financial reform legislation. A bill that would allow cross-ownership between banks, securities brokers and insurance underwriters had been languishing in the House of Representatives. The Citigroup merger, which ultimately requires such legislation, creates a sense of urgency among congressmen and lobbyists to work out the compromises needed to pass the reform. We think that enactment of the financial reform bill would encourage consolidation in the financial services industry and would be beneficial to its companies and shareholders.

      In 1997, the Fund had 12 of its holdings announce mergers; in the first four months of 1998 the Fund's merger tally stood at four. These deals were dispersed across financial industries: bank-broker, bank-finance company, and insurance-broker transactions comprise the list. Even without the boost to merger activity that would result from reform legislation, we expect numerous deals to take place over the next several years. The stocks most likely to be merger targets

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is ContiFinancial followed by an up arrow with the phrase "Stock rebounds on up earnings and market's renewed interest". The second listing is Chubb Corp. followed by an arrow pointing to the right and left with the phrase "Market ignores smart property & casualty underwriter". The third listing is Norwest Corp. followed by a down arrow with the phrase "Investors overreact to a conservative bank with strict loan policies." A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                 John Hancock Funds - Financial Industries Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 21.21% total return for John Hancock Financial Industries Fund Class A. The second bar represents the 20.78% total return for John Hancock Financial Industries Fund Class B. The third bar represents the 22.51% total return for the average financial services fund. A note below the chart reads "Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services, Inc. (1). See pages seven and eight for historical performance information."]

are brokerage firms and asset managers that will be sought by commercial banks.

Europe's potential grows

In Europe, the rationalization of the financial services sector is many years behind the United States. For political and cultural reasons, managements have been reluctant to implement shareholder-friendly measures such as stock repurchases and expense reductions. Development of pan-European financial institutions has been inhibited by the lack of a common language and currency. After the economic summit in Brussels in early May, it now seems certain that the European Monetary Union (EMU) will go into effect next January with 11 initial member countries and the euro as a common currency. If the euro is successful, it will not only make it more practical to transact business across national borders, but it will also be a significant step toward still further economic cooperation among the European nations. We believe consolidation among the European financial institutions and the development of globally competitive, shareholder-oriented dominant firms will be the eventual outcome. What makes this such an exciting opportunity for investors is that we are at the beginning of this process and have a long way to go. Because most of the European banks earn very low returns on equity compared to their U.S. counterparts, there is potential for enormous improvement.

      Until now, the Fund's European investments have concentrated on the most progressive banks in the U.K., Netherlands and Scandinavia that have higher returns on equity and managements more committed to creating shareholder value. Over the upcoming several years, we suspect that the most opportunistic investments will be in the EMU countries whose banks have less-than-stellar returns (France, Germany, Italy) that can benefit the most from restructuring, cross-border merging, and U.S.-style shareholder-oriented management.

      Although our stake in Europe is currently less than 10% of the Fund's net assets, we will increase our allocation as we gain confidence that U.S.-style restructuring is beginning to take hold.

Earnings results stay positive

Following a productive 1997, earnings for financial companies in 1998 have continued to exceed expectations, with year-over-year earnings growth averaging 12% in the first quarter. Across the gamut of financial firms, loan quality is very good, margins remain stable, expense controls have been excellent and stock buybacks continue to counter capital build-up. Decreasing levels of write-offs and past due loans have lessened earlier worries about consumer credit quality. In addition, the Asian economic swoon and gyrating U.S. long-term interest rates have had little effect

"...the Fund's European investments have concentrated on the most progressive banks..."

================================================================================

                 John Hancock Funds - Financial Industries Fund

"We're holding on to our upbeat outlook for financial stocks..."


on the broad underlying strength of the global markets.

      The firms that have benefited the most from these conditions are the securities brokers, including Fund holdings Legg Mason, Raymond James and Morgan Keegan. Commissions, underwriting volume and mergers and acquisition fees have all been running at record levels. However, this strong runup has produced a level of earnings that we fear may be unsustainable. On the other hand, we believe our holdings in life insurance companies and real estate investment trusts (REITs) should witness improving performance, since their share prices have not advanced significantly and their stocks still seem to be lagging their fundamental value.

Fund composition and activity

The Fund seeks capital appreciation by holding a portfolio of financial equities that have healthy fundamentals and may stand in the path of consolidation. The Fund is diversified across the different financial sub-segments, including banks and thrifts at 19% of the Fund's net assets; insurance companies 26%; finance companies 14%; brokers 10%; REITs 9%; foreign banks 8% and asset managers 5%. Our investment process has us choose attractive segments and then stocks within that group that fit our valuation and investment criteria. During the period, we increased our weighting in specialty property and casualty insurance companies because they had attractive valuation levels and we saw increasing potential for merger activity. Several new additions here included Chubb Corp., Mid Ocean Ltd. and Vesta Insurance Group.

Outlook

We're holding on to our upbeat outlook for financial stocks and the U.S. economy in general. As long as the current backdrop of solid economic growth, low interest rates and tame inflation remains, we believe the seven-year-old U.S. economic expansion still has legs and can go well into 1998 without producing inflationary side effects. This positive macro-economic picture, combined with continued bank mergers and a favorable regulatory environment, keeps us encouraged about the prospects for U.S. bank and thrift stocks. Likewise, in Europe, the stage is just being set for U.S.-style changes that bode well for financial stocks there.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (3/14/96)
                                                    ----     ---------
Cumulative Total Returns                           47.86%     102.49%
Average Annual Total Returns(1)                    47.86%      41.16%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (1/14/97)
                                                    ----     ---------
Cumulative Total Returns                           49.53%      44.17%
Average Annual Total Returns(1)                    49.53%      35.37%

Notes to Performance

(1) From March 14, 1996 through October 31, 1997, the Adviser limited the Fund's expenses to 0.90% for Class A and Class B shares of the Fund's average daily net asset value, including the management fee (but not including a 12b-1 fee). Without the limitation of expenses, the average annualized returns for the one-year period and since inception for Class A shares would have been 47.70% and 39.21%, respectively. The average annualized returns for the one-year period and since inception for Class B shares would have been 49.37% and 35.20%, respectively.

================================================================================

                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

[Line chart with the heading Financial Industries Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value a $10,000 hypothetical investment in the Financial Industries Fund on March 14, 1996, before sales charge, and is equal to $21,579 as of April 30, 1998. The second line represents the value of the Financial Industries Fund, after sales charge, and is equal to $20,500 as of April 30, 1998. The third line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $18,083 as of April 30, 1998.]

[Line chart with the heading Financial Industries Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of a $10,000 hypothetical investment in the Standard & Poor's 500 Stock Index on January 14, 1997, and is equal to $15,349 as of April 30, 1998. The second line represents the value of the Financial Industries Fund, before sales charge, and is equal to $14,984 as of April 30, 1998. The third line represents the value of the Financial Industries Fund, after sales charge, and is equal to $14,584 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value for each share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common stocks and warrant
     (cost - $2,847,091,755) ................................     $3,433,988,867
   Preferred stock (cost - $112,500) ........................            112,500
   Joint repurchase agreement (cost - $228,300,000) .........        228,300,000
   Short-term notes (cost - $183,503,399) ...................        183,405,399
   Corporate savings account ................................             40,367
                                                                  --------------
                                                                   3,845,847,133
  Foreign cash, at value (cost $1,761,847) ..................          1,772,655
  Receivable for investments sold ...........................          4,431,902
  Receivable for shares sold ................................         61,089,552
  Receivable for forward foreign currency contracts
   purchased - Note A .......................................                760
  Dividends receivable ......................................          4,200,578
  Interest receivable .......................................          1,473,970
  Foreign tax receivable ....................................            148,694
  Deferred organization expense - Note A ....................             14,624
                                                                  --------------
                    Total Assets ............................      3,918,979,868
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................        146,702,593
  Payable for shares repurchased ............................          2,796,385
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ......................................          3,051,261
  Accounts payable and accrued expenses .....................            291,806
                                                                  --------------
                    Total Liabilities .......................        152,842,045
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................      3,140,570,977
  Accumulated net realized gain on investments ..............         37,724,775
  Net unrealized appreciation of investments ................        586,803,399
  Undistributed net investment income .......................          1,038,672
                                                                  --------------
                    Net Assets ..............................     $3,766,137,823
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset value and shares of beneficial
   interest outstanding -  unlimited number of shares
   authorized with no par value)
  Class A - $1,067,667,215 / 62,305,918 .....................             $17.14
  ==============================================================================
  Class B - $2,698,470,608 / 158,016,469  ...................             $17.08
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($17.14 x 105.26%) ..............................             $18.04
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes
   of $351,865) .............................................       $19,728,227
  Interest ..................................................         7,974,703
                                                                  -------------
                                                                     27,702,930
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................         9,665,829
   Distribution and service fee - Note B
     Class A ................................................           996,518
     Class B ................................................         9,400,748
   Transfer agent fee-- Note B ..............................         2,750,778
   Registration and filing fees .............................           353,654
   Custodian fee ............................................           266,384
   Financial services fee-- Note B ..........................           224,806
   Trustees' fees ...........................................            57,727
   Printing .................................................            53,032
   Miscellaneous ............................................            25,516
   Legal fees ...............................................            12,302
   Auditing fee .............................................            12,149
   Organization expenses-- Note A ...........................             2,525
                                                                  -------------
                    Total Expenses ..........................        23,821,968
                    -----------------------------------------------------------
                    Net Investment Income ...................         3,880,962
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .....................        38,743,092
  Net realized loss on foreign currency transactions ........          (252,612)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................       425,687,439
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................           (93,714)
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments .....................       464,084,205
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............      $467,965,167
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                        SIX MONTHS ENDED
                                                                                    YEAR ENDED          APRIL 30, 1998
                                                                                 OCTOBER 31, 1997         (UNAUDITED)
                                                                                 ---------------        ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .................................................            $3,491,693             $3,880,962
   Net realized gain on investments sold and foreign currency transactions             1,555,050             38,490,480
   Change in net unrealized appreciation/depreciation of investments and
     foreign currency transactions .......................................           161,081,288            425,593,725
                                                                                 ---------------        ---------------
     Net Increase in Net Assets Resulting from Operations ................           166,128,031            467,965,167
                                                                                 ---------------        ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A ** - ($0.0283 and $0.1117 per share, respectively) ..........                (2,341)            (3,725,901)
     Class B ***- (none and $0.0250 per share, respectively) .............                    --             (2,632,181)
   Distributions from net realized gain on investments sold
     Class A ** - ($0.6466 and $0.0166 per share, respectively) ..........               (53,523)              (552,197)
     Class B ***- (none and $0.0166 per share, respectively) .............                    --             (1,743,894)
                                                                                 ---------------        ---------------
     Total Distributions to Shareholders .................................               (55,864)            (8,654,173)
                                                                                 ---------------        ---------------
From Fund Share Transactions-- Net:* .....................................         1,558,677,052          1,581,182,318
                                                                                 ---------------        ---------------
Net Assets:
   Beginning of period ...................................................               895,292          1,725,644,511
                                                                                 ---------------        ---------------
   End of period (including undistributed net investment income
     of $3,515,792 and $1,038,672, respectively) .........................        $1,725,644,511         $3,766,137,823
                                                                                 ===============        ===============

* Analysis of Fund Share Transactions:

                                                                                 SIX MONTHS ENDED
                                                    YEAR ENDED                    APRIL 30, 1998
                                                 OCTOBER 31, 1997                  (UNAUDITED)
                                          -----------------------------   -----------------------------
                                             SHARES           AMOUNT         SHARES          AMOUNT
                                          -----------   ---------------   -----------   ---------------
CLASS A **
   Shares sold .........................   31,103,168      $400,561,297    37,146,136      $595,139,749
   Shares issued to shareholders in
     reinvestment of distributions .....        1,495            16,558       212,182         3,212,529
                                          -----------   ---------------   -----------   ---------------
                                           31,104,663       400,577,855    37,358,318       598,352,278
   Less shares repurchased .............   (1,970,382)      (25,782,509)   (4,267,818)      (67,899,041)
                                          -----------   ---------------   -----------   ---------------
   Net increase ........................   29,134,281      $374,795,346    33,090,500      $530,453,237
                                          ===========   ===============   ===========   ===============
CLASS B ***
   Shares sold .........................   94,841,897    $1,217,437,825    70,452,080    $1,125,972,691
   Shares issued to shareholders in
     reinvestment of distributions .....           --                --       161,641         2,445,791
                                          -----------   ---------------   -----------   ---------------
                                           94,841,897     1,217,437,825    70,613,721     1,128,418,482
   Less shares repurchased .............   (2,549,195)      (33,556,119)   (4,889,954)      (77,689,401)
                                          -----------   ---------------   -----------   ---------------
   Net increase ........................   92,292,702    $1,183,881,706    65,723,767    $1,050,729,081
                                          ===========   ===============   ===========   ===============

  **Class A shares commenced operations on March 14, 1996.
 ***Class B shares commenced operations on January 14, 1997.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                  SIX MONTHS ENDED
                                                               PERIOD ENDED        YEAR ENDED      APRIL 30, 1998
                                                           OCTOBER 31, 1996(1)  OCTOBER 31, 1997     (UNAUDITED)
                                                           -------------------  ----------------     -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................        $8.50             $11.03              $14.26
                                                                  ------           --------          ----------
  Net Investment Income (2) ...............................         0.02               0.14                0.06
  Net Realized and Unrealized Gain on Investments .........         2.51               3.77                2.95
                                                                  ------           --------          ----------
   Total from Investment Operations .......................         2.53               3.91                3.01
                                                                  ------           --------          ----------
Distributions to Shareholders:
  Dividends from Net Investment Income ....................           --              (0.03)              (0.11)
  Distributions from Net Realized Gains on Investments Sold           --              (0.65)              (0.02)
                                                                  ------           --------          ----------
   Total Distributions ....................................           --              (0.68)              (0.13)
                                                                  ------           --------          ----------
  Net Asset Value, End of Period ..........................       $11.03             $14.26              $17.14
                                                                  ======           ========          ==========

  Total Investment Return at Net Asset Value (3) ..........        29.76%(6)          37.19%              21.21%(6)
  Total Adjusted Investment Return at Net Asset
    Value (3,4) ...........................................        26.04%(6)          36.92%                 --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................         $895           $416,698          $1,067,667
  Ratio of Expenses to Average Net Assets .................         1.20%(7)           1.20%               1.36%(7)
  Ratio of Adjusted Expenses to Average Net Assets (5) ....         7.07%(7)           1.47%                 --
  Ratio of Net Investment Income to Average Net Assets ....         0.37%(7)           1.10%               0.82%(7)
  Ratio of Adjusted Net Investment Income (Loss) to
    Average Net Assets (5) ................................        (5.50%)(7)          0.83%                 --
  Portfolio Turnover Rate .................................           31%                 6%                 12%
  Fee Reduction Per Share (2) .............................        $0.38              $0.03                  --

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                             SIX MONTHS ENDED
                                                                          PERIOD ENDED        APRIL 30, 1998
                                                                       OCTOBER 31, 1997 (1)     (UNAUDITED)
                                                                       --------------------  ----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...............................         $11.43               $14.18
                                                                           ----------           ----------
  Net Investment Income (2) ..........................................           0.04                 0.01
  Net Realized and Unrealized Gain on Investments ....................           2.71                 2.94
                                                                           ----------           ----------
   Total from Investment Operations ..................................           2.75                 2.95
                                                                           ----------           ----------
Distributions to Shareholders:
  Dividends from Net Investment Income ...............................             --                (0.03)
  Distributions from Net Realized Gains on Investments Sold ..........             --                (0.02)
                                                                           ----------           ----------
   Total Distributions ...............................................             --                (0.05)
                                                                           ----------           ----------
  Net Asset Value, End of Period .....................................         $14.18               $17.08
                                                                           ==========           ==========
  Total Investment Return at Net Asset Value (3) .....................          24.06%(6)            20.78%(6)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..........          23.85%(6)               --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...........................     $1,308,946           $2,698,471
  Ratio of Expenses to Average Net Assets ............................           1.90%(7)             2.06%(7)
  Ratio of Adjusted Expenses to Average Net Assets (5) ...............           2.17%(7)               --
  Ratio of Net Investment Income to Average Net Assets ...............           0.40%(7)             0.12%(7)
  Ratio of Adjusted Net Investment Income to Average Net Assets (5) ..           0.13%(7)               --
  Portfolio Turnover Rate ............................................              6%                  12%
  Fee Reduction Per Share (2) ........................................          $0.03                   --

(1) Class A and Class B commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Not annualized.
(7) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Financial Industries Fund on April 30, 1998. It's divided into three main categories: common stocks and warrant, preferred stock, and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----

COMMON STOCKS AND WARRANT
Banks - Foreign (8.33%)
   ABN Amro Holding NV, American
     Depositary Receipts (ADR)
     (Netherlands) .............................       461,975       $11,809,236
   Allied Irish Banks PLC (ADR) (Ireland) ......       245,950        20,413,850
   Anglo Irish Bank Corp., PLC (Ireland) .......        85,000           227,392
   Australia & New Zealand Banking Group
     Ltd. (ADR) (Australia) ....................       295,000        10,656,875
   Banco Bilbao Vizcaya, S.A. (ADR) (Spain) ....       355,000        18,482,187
   Bank of Scotland (United Kingdom) ...........     1,410,509        17,334,027
   Corporacion Bancaria de Espana S.A.
     (ADR) (Spain) .............................       142,800         5,819,100
   HSBC Holdings, PLC (United Kingdom) .........       490,000        14,419,328
   ING Groep N.V. (ADR) (Netherlands) ..........       694,573        46,710,034
   National Westminster Bank, PLC
     (United Kingdom) ..........................     1,210,000        24,216,698
   Nordbanken Holding AB (Sweden) ..............       638,000         4,699,125
   Royal Bank of Canada (Canada)  ..............       936,600        56,020,387
   Royal Bank of Scotland Group, PLC
     (United Kingdom) ..........................       775,000        11,960,188
   Societe Generale (France) ...................        78,500        16,331,980
   Svenska Handelsbanken (Sweden) ..............       370,000        16,781,609
   Toronto-Dominion Bank (Canada) ..............       830,200        37,929,762
                                                                   -------------
                                                                     313,811,778
                                                                   -------------
Banks - Midwest (2.56%)
   BancFirst Ohio Corp. ........................        74,400         3,850,200
   Community First Bankshares, Inc. ............       199,000        10,024,625
   Star Banc Corp. .............................       840,000        53,077,500
   TCF Financial Corp. .........................       905,276        29,478,050
                                                                   -------------
                                                                      96,430,375
                                                                   -------------
Banks - Money Center (4.47%)
   Bankers Trust New York Corp. ................       494,600       $63,865,225
   Chase Manhattan Corp. .......................       477,800        66,205,162
   Citicorp ....................................       254,500        38,302,250
                                                                   -------------
                                                                     168,372,637
                                                                   -------------
Banks - Northeast (1.93%)
   FNB Rochester Corp. .........................        37,750           764,438
   State Street Corp. ..........................       655,000        46,832,500
   U.S. Trust Corp. ............................       323,700        22,982,700
   Vermont Financial Services Corp. ............        70,500         2,062,125
                                                                   -------------
                                                                      72,641,763
                                                                   -------------
Banks - Southeast (1.45%)
   CCB Financial Corp. .........................       203,007        22,077,011
   First Tennessee National Corp. ..............       651,900        22,449,806
   Regions Financial Corp. .....................       231,760        10,110,530
                                                                   -------------
                                                                      54,637,347
                                                                   -------------
Banks - Southwest (0.13%)
   Southwest Bancorp. of Texas, Inc.* ..........       126,000         5,040,000
                                                                   -------------
Banks - Super Regional (5.94%)
   Banc One Corp. ..............................       826,262        48,594,534
   BankBoston Corp. ............................       485,300        52,382,069
   KeyCorp .....................................       250,000         9,921,875
   National City Corp. .........................       444,000        30,747,000
   NationsBank Corp. ...........................       250,000        18,937,500
   Norwest Corp. ...............................     1,587,500        63,003,906
                                                                   -------------
                                                                     223,586,884
                                                                   -------------
Banks - West (1.02%)
   City National Corp. .........................       418,287        15,555,048
   Greater Bay Bancorp .........................        85,733         5,572,645
   SJNB Financial Corp. ........................        62,000         2,433,500
   West Coast Bancorp ..........................       110,687         2,891,698
   Westamerica Bancorp .........................       365,571        12,063,843
                                                                   -------------
                                                                      38,516,734
                                                                   -------------
Broker Services (9.87%)
   Dain Rauscher Corp. .........................       292,600        17,610,862
   Edwards (A.G.), Inc. ........................     1,131,000        50,895,000
   EVEREN Capital Corp. ........................       336,500        17,897,594
   Friedman, Billings, Ramsey Group, Inc.
     (Class A) * ...............................       127,500         2,398,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----

Broker Services (continued)
   Interstate/Johnson Lane, Inc. ...............       145,600        $4,577,300
   Legg Mason, Inc. ............................       603,400        35,600,600
   Lehman Brothers Holdings, Inc. ..............       487,200        34,621,650
   McDonald & Co., Investments .................       450,250        12,944,687
   Merrill Lynch & Co., Inc. ...................       275,000        24,131,250
   Morgan Keegan, Inc. .........................       326,150         7,481,066
   Morgan Stanley, Dean Witter,
     Discover & Co. ............................       969,600        76,477,200
   Raymond James Financial, Inc. ...............       494,550        16,103,783
   Travelers Group, Inc. .......................     1,156,071        70,737,094
                                                                   -------------
                                                                     371,476,680
                                                                   -------------
Business Services (0.81%)
   Coinstar, Inc.* .............................        63,500           627,063
   First Data Corp. ............................       844,400        28,604,050
   National Processing, Inc.* ..................       104,500         1,312,781
                                                                   -------------
                                                                      30,543,894
                                                                   -------------
Computer - Services (2.12%)
   BISYS Group, Inc. (The)* ....................       592,800        23,415,600
   E*TRADE Group, Inc.* ........................       246,000         6,134,625
   Fiserv, Inc.* ...............................       771,200        50,417,200
                                                                   -------------
                                                                      79,967,425
                                                                   -------------
Finance - Consumer Loans (8.21%)
   American Express Co. ........................       816,150        83,247,300
   AmeriCredit Corp.* ..........................       210,000         6,969,375
   AMRESCO, Inc.* ..............................        37,500         1,359,375
   Associates First Capital Corp. (Class A) ....       786,000        58,753,500
   Beneficial Corp. ............................       240,000        31,290,000
   Capital One Financial Corp. .................       151,400        14,543,862
   ContiFinancial Corp.* .......................       198,300         6,395,175
   Delta Financial Corp.* ......................       146,300         2,578,538
   FIRSTPLUS Financial Group, Inc.* ............        76,200         3,695,700
   Household International, Inc. ...............       419,500        55,138,031
   Imperial Credit Industries, Inc.* ...........        43,000         1,085,750
   MBNA Corp. ..................................       629,875        21,337,016
   Money Store, Inc. (The) .....................       175,000         5,753,125
   Providian Financial Corp. ...................       260,000        15,648,750
   United Companies Financial Corp. ............        63,500         1,297,781
                                                                   -------------
                                                                     309,093,278
                                                                   -------------
Finance - Investment Management (3.88%)
   Amvescap PLC, ADR (United Kingdom) ..........       567,600        32,069,400
   Conning Corp. ...............................        48,000           984,000
   Franklin Resources, Inc. ....................       677,700        36,256,950
   Investors Group, Inc. (Canada) ..............       225,000         8,572,860
   John Nuveen Co. (Class A) ...................       127,300         4,614,625
   Kansas City Southern Industries, Inc. .......       185,000         8,359,688
   Liberty Financial Cos., Inc. ................       157,500         6,309,844
   Price (T. Rowe) Associates, Inc. ............       565,450        42,691,475
   Waddell & Reed Financial, Inc. (Class A) ....       254,700         6,303,825
                                                                   -------------
                                                                     146,162,667
                                                                   -------------
Finance - Savings & Loan (1.12%)
   Bank United Corp. (Class A) .................       222,500        11,514,375
   First Federal Bancshares of Arkansas, Inc. ..        50,500         1,432,938
   InterWest Bancorp., Inc. ....................       112,300         4,990,331
   Washington Mutual, Inc. .....................       346,500        24,276,656
                                                                   -------------
                                                                      42,214,300
                                                                   -------------
Finance - SBIC & Commercial (0.90%)
   CIT Group, Inc. (The) (Class A) .............       546,000        19,348,875
   Financial Federal Corp.* ....................       109,600         2,534,500
   Resource America, Inc. (Class A) ............        62,500         4,187,500
   Sirrom Capital Corp. ........................       264,200         7,892,975
                                                                   -------------
                                                                      33,963,850
                                                                   -------------
Insurance - Accident & Health (1.21%)
   Penncorp Financial Group, Inc. ..............       230,000         5,980,000
   Provident Cos., Inc. ........................     1,010,225        39,461,914
                                                                   -------------
                                                                      45,441,914
                                                                   -------------
Insurance - Brokers (1.23%)
   Marsh & McLennan Cos., Inc. .................       506,200        46,127,475
                                                                   -------------
Insurance - Diversified (2.08%)
   Aetna, Inc. .................................       338,000        27,314,625
   Equitable Cos., Inc. (The) ..................       485,000        29,766,875
   Transamerica Corp. ..........................       185,000        21,367,500
                                                                   -------------
                                                                      78,449,000
                                                                   -------------
Insurance - Life (3.68%)
   AmerUs Life Holdings, Inc. (Class A) ........       726,612        23,251,584
   Annuity and Life Re (Holdings), Ltd.* .......        14,550           347,381
   ARM Financial Group, Inc. (Class A) .........       163,300         3,500,744
   Hartford Life, Inc. (Class A)  ..............       220,850        10,918,272
   Liberty Corp. ...............................       350,000        17,937,500
   Nationwide Financial Services, Inc.
     (Class A) .................................       462,000        20,039,250
   Presidential Life Corp. .....................       439,185         8,948,394
   Protective Life Corp. .......................       515,000        19,119,375
   SunAmerica, Inc. ............................       535,000        26,716,562
   Torchmark Corp. .............................       172,000         7,664,750
                                                                   -------------
                                                                     138,443,812
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                       MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES      VALUE
-------------------                              ----------------      -----

Insurance - Multi Line (3.73%)
   Allianz AG (Germany) ........................        50,000       $15,380,345
   Allmerica Financial Corp. ...................       691,000        43,273,875
   Enhance Financial Services Group, Inc. ......       234,000        16,058,250
   MBIA, Inc. ..................................       840,768        62,742,312
   Royal & Sun Alliance Insurance Group, PLC
     (United Kingdom) ..........................       275,000         3,071,448
                                                                   -------------
                                                                     140,526,230
                                                                   -------------
Insurance - Property & Casualty (14.16%)
   Ace, Ltd. (Bermuda) .........................     1,221,250        46,254,844
   Chartwell Re Corp. ..........................       223,000         6,871,187
   Chubb Corp. (The) ...........................       700,000        55,256,250
   Cincinnati Financial Corp. ..................       326,000        41,524,250
   Frontier Insurance Group, Inc. ..............       180,500         4,783,250
   General Re Corp. ............................       291,275        65,118,167
   Hartford Financial Services Group,
     Inc. (The) ................................       348,000        38,541,000
   Mid Ocean Ltd. (Bermuda) ....................       225,000        16,959,375
   Penn-America Group, Inc. ....................       194,125         4,003,828
   PMI Group, Inc. .............................       398,400        32,370,000
   Progressive Corp. ...........................       444,100        60,147,794
   SAFECO Corp. ................................       446,000        22,272,125
   St. Paul Cos., Inc. .........................       642,913        54,486,877
   Summit Holdings Southeast, Inc. * ...........        94,800         2,346,300
   Travelers Property Casualty Corp. (Class A) .       716,900        30,109,800
   Trenwick Group, Inc. ........................       389,000        14,976,500
   Vesta Insurance Group, Inc. .................       656,000        37,146,000
                                                                   -------------
                                                                     533,167,547
                                                                   -------------
Leasing Companies (0.49%)
   LINC Capital, Inc.* .........................        83,750         1,627,891
   Newcourt Credit Group, Inc. (Canada) ........       310,000        15,228,750
   Willis Lease Finance Corp.* .................        62,500         1,476,563
                                                                   -------------
                                                                      18,333,204
                                                                   -------------
Mortgage & Real Estate Services (3.07%)
   Countrywide Credit Industries, Inc. .........       750,000        36,281,250
   Fannie Mae ..................................     1,322,450        79,181,694
                                                                   -------------
                                                                     115,462,944
                                                                   -------------
REIT - Equity Trust (8.70%)
   Apartment Investment & Management Co.
     (Class A) .................................       325,400        12,161,825
   Arden Realty Group, Inc. ....................       450,000        12,628,125
   Berkshire Realty Co., Inc. ..................       210,000         2,559,375
   Boston Properties, Inc. .....................       581,000        19,209,312
   Brandywine Realty Trust .....................       457,700        10,412,675
   Colonial Properties Trust ...................       295,000        $8,757,813
   Corporate Office Properties Trust, Inc. .....        94,300           996,044
   Equity Office Properties Trust ..............       739,281        21,023,303
   Equity Residential Properties Trust .........       478,300        23,496,488
   Essex Property Trust, Inc. ..................       140,000         4,620,000
   Excel Legacy Corp. ..........................       313,000         8,372,750
   General Growth Properties ...................       591,000        21,202,125
   Glenborough Realty Trust, Inc. ..............       356,300         9,553,294
   Innkeepers USA Trust ........................       105,000         1,588,125
   LaSalle Hotel Properties* ...................       100,000         1,825,000
   Liberty Property Trust ......................        20,000           511,250
   Macerich Co. (The) ..........................       247,100         6,934,244
   Mack-Cali Realty Corp. ......................       420,300        15,787,519
   Patriot American Hospitality, Inc. ..........       475,670        12,010,668
   Prentiss Properties Trust ...................       489,200        12,413,450
   Price REIT, Inc. ............................       185,000         8,486,875
   Prime Group Realty Trust ....................       220,000         4,606,250
   Reckson Associates Realty Corp. .............       819,800        20,085,100
   Simon DeBartolo Group, Inc. .................       520,000        17,127,500
   SL Green Realty Corp. .......................       168,500         4,044,000
   Spieker Properties, Inc. ....................       688,000        27,262,000
   Starwood Hotels & Resorts ...................       529,300        26,564,244
   Storage Trust Realty ........................       279,400         6,775,450
   Tower Realty Trust, Inc. ....................       288,000         6,804,000
                                                                   -------------
                                                                     327,818,804
                                                                   -------------
REIT - Mortgage Trust (0.09%)
   Core Cap, Inc.* (r) .........................         4,500            90,000
   CRIIMI MAE, Inc. ............................       110,000         1,643,125
   Hanover Capital Mortgage Holdings, Inc. .....        97,600         1,683,600
                                                                   -------------
                                                                       3,416,725
                                                                   -------------
WARRANT
REIT - Mortgage Trust (0.01%)
   Hanover Capital Mortgage Holdings, Inc.* ....        97,600           341,600
                                                                   -------------
                             TOTAL COMMON STOCKS
                                     AND WARRANT
                           (Cost $2,847,091,755)       (91.19%)    3,433,988,867
                                                       -------     -------------
PREFERRED STOCK
REIT - Mortgage Trust (0.00%)
   Core Cap, Inc., Ser A/I, 10.00%  (r) ........         4,500           112,500
                                                                   -------------
                           TOTAL PREFERRED STOCK
                                 (Cost $112,500)        (0.00%)          112,500
                                                       -------     -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                          INTEREST    PAR VALUE         MARKET
ISSUER, DESCRIPTION                         RATE    (000s OMITTED)      VALUE
-------------------                         ----    --------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.06%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     Due 05-01-98 (Secured by U.S.
     Treasury Bills, 4.86% and 5.27%,
     Due 06-18-98 and 12-10-98, U.S.
     Treasury Bonds, 6.00% thru 13.25%,
     Due 05-15-14 thru 02-15-27 and
     U.S. Treasury Notes, 4.75% thru
     9.25%, Due 07-31-98 thru 05-15-06)
     - Note A ...........................   5.500%    $228,300     $228,300,000
                                                                  -------------
Short-Term Notes (4.87%)
   Bell Atlantic Financial Services,
     Due 06-01-98 .......................   6.000        1,500        1,500,270
   Bell Atlantic Financial Services,
     Due 09-01-98 .......................   5.300        7,400        7,383,276
   Beneficial Corp.,
     Due 11-17-98 .......................   8.090        8,250        8,347,845
   Chrysler Financial Corp.,
     Due 06-23-98 .......................   6.300          300          300,828
   CIT Group Holdings, Inc.,
     Due 07-31-98 .......................   6.350        8,150        8,158,476
   FCC National Bank,
     Due 10-15-98 .......................   6.170        8,467        8,479,701
   Federal Home Loan Bank,
     Due 06-12-98 # .....................   5.615        7,000        7,000,000
   Federal Home Loan Bank,
     Due 07-08-98 # .....................   5.750       10,000       10,001,600
   Federal Home Loan Bank,
     Due 03-02-99 .......................   5.610       20,000       19,990,600
   Federal Home Loan Bank,
     Due 05-18-99 + .....................   5.830       30,000       29,977,064
   Federal Home Loan Bank,
     Due 05-27-99 + .....................   5.860       20,830       20,830,000
   Federal National
     Mortgage Association,
     Due 05-05-99 + .....................   5.630       23,500       23,511,750
   General Motors Acceptance Corp.,
     Due 05-22-98 .......................   6.150%      $4,234       $4,235,861
   General Motors Acceptance Corp.,
     Due 12-14-98 .......................   5.950       10,000        9,997,900
   General Motors Acceptance Corp.,
     Due 01-15-99 .......................   8.500        7,100        7,218,499
   Morgan (J.P) & Co. Inc.,
     Due 11-15-98 .......................   7.625       10,000       10,093,900
   Southern California Edison Co.,
     Due 06-15-98 .......................   5.450        1,300        1,299,229
   Southern California Edison Co.,
     Due 4-15-99 ........................   7.500        5,000        5,078,600
                                                                  -------------
                           TOTAL SHORT-TERM NOTES
                              (Cost $183,503,399)       (4.87%)     183,405,399
                                                       -------    -------------
Corporate Saving Account (0.00%)
   Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%............................                        40,367
                                                                 --------------
                     TOTAL SHORT-TERM INVESTMENTS      (10.93%)     411,745,766
                                                       -------   --------------
                                TOTAL INVESTMENTS     (102.12%)   3,845,847,133
                                                       -------   --------------
                OTHER ASSETS AND LIABILITIES, NET       (2.12%)     (79,709,310)
                                                       -------   --------------
                                 TOTAL NET ASSETS     (100.00%)  $3,766,137,823
                                                      ========   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

NOTES TO SCHEDULE OF INVESTMENTS

*   Non-income producing security.

#   Call date.

+ These securities, having a value of $74,318,814 or 1.97% of the Fund's net assets, have been purchased as a forward commitment. The Fund has agreed on the trade date to take delivery of and make payment on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at the trade date. The Fund does not earn any interest on these securities until their settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, $78,046,500 of the value of the Fund's investment in Toronto Dominion Securities USA, Inc., 5.50% due 05-01-98, has been segregated to cover the forward commitment.

(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:

                                                   MARKET
                                                 VALUE AS A     MARKET
                                                 PERCENTAGE    VALUE AT
                       ACQUISITION  ACQUISITION   OF FUND'S    APRIL 30,
                          DATE         COST       NET ASSETS    1998
                       -----------  -----------  ----------   ---------
Core Cap, Inc.
  Common Stock.......   10-31-97     $90,000        0.00%       $90,000
  Preferred Stock....   10-31-97     112,500        0.00        112,500
                                                    ----       --------
                TOTAL                               0.00%      $202,500
                                                    ====       ========

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Financial Industries Fund (the "Fund") and John Hancock Regional Bank Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation through investments in financial services companies.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

the class level based on the appropriate net assets of each class and the specific expense rate (s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Advisor in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds.
The Fund had no borrowing activity for the period ended April 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

   Open forward foreign currency contracts bought at April 30, 1998, were as follows:

                       PRINCIPAL AMOUNT
                          COVERED BY     EXPIRATION     UNREALIZED
CURRENCY                   CONTRACT        MONTH       APPRECIATION
--------               ----------------  ----------    ------------

British Pound Sterling      451,740        MAY 98         $760
                                                          ====

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended April 30, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $12,794,111. Out of this amount, $1,982,321 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,939,290 was paid as sales commissions to unrelated broker dealers and $872,500 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the period April 30, 1998, contingent deferred sales charges received by JH Funds amounted to $1,946,497.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 1998, aggregated $1,734,500,188, and $275,041,727, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

   The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $3,259,427,700. Gross unrealized appreciation and depreciation of investments aggregated $623,696,176 and $37,317,109, respectively, resulting in net unrealized appreciation of $586,379,067.

======================================NOTES=====================================

                 John Hancock Funds - Financial Industries Fund

======================================NOTES=====================================

                 John Hancock Funds - Financial Industries Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                      ---------------
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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              700SA 4/98
                                                                            6/98